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EXHIBIT 21

SOVEREIGN BANCORP, INC.

Direct and Indirect Subsidiaries of Sovereign Bancorp, Inc.

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                  Subsidiary                         State or other jurisdiction of Incorporation
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
Sovereign Bank................................                    United States of America
Sovereign Capital Trust I.....................                    Delaware
Sovereign Capital Trust II....................                    Delaware
Sovereign Capital Trust III...................                    Delaware
MBNK Capital Trust I..........................                    Delaware
ML Capital Trust I............................                    Delaware
First Lancaster Financial Corp. ..............                    Pennsylvania
201 Associates, Inc. .........................                    Delaware
Sovereign REIT Holdings, Inc. ................                    Delaware
Sovereign Real Estate Investment Trust........                    Delaware
1130 Abstract, Inc. ..........................                    Pennsylvania
Sovereign Delaware Investment Corporation.....                    Delaware
Sovereign SFG, Inc. ..........................                    Delaware
STA, Inc. ....................................                    Delaware
Sovereign Agency Massachusetts, LLC ..........                    Massachusetts
Sovereign Agency, LLC.........................                    New Jersey
RV Marine Funding Corporation.................                    Delaware
Sovereign Precious Metals, LLC................                    Pennsylvania
Sovereign LMI, Inc. ..........................                    Rhode Island
Sovereign Dealer Floor Plan Master LLC........                    Delaware
Sovereign Dealer Finance, Inc. ...............                    Delaware
Sovereign Auto Finance 2001-A LLC.............                    Delaware
Sovereign Auto 2001-A LLC.....................                    Delaware
Sovereign Securities Corporation, LLC.........                    Pennsylvania
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